Exhibit 32.1

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Insulet Corporation, a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2010, as filed with the Securities and Exchange Commission (the “Report”) that, to his knowledge:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Duane DeSisto
Name:	Duane DeSisto
Title:	President and Chief Executive Officer
Date:	May 7, 2010

/s/ Brian Roberts
Name:	Brian Roberts
Title:	Chief Financial Officer
Date:	May 7, 2010